                                    EXHIBIT A

                             JOINT FILING AGREEMENT

         The undersigned hereby agree that the statement on Schedule 13G dated February 14, 2000 with respect to the Common Stock of NetZero, Inc. is, and any amendments thereto (including amendments on Schedule 13G) signed by each of the undersigned shall be, filed on behalf of each of the undersigned pursuant to and in accordance with the provisions of Rule 13d-1(k) under the Securities Exchange Act of 1934.

         This Agreement may be executed in counterparts, each of which shall for all purposes be deemed to be an original and all of which shall constitute one and the same instrument.

     Date:  February 14, 2000      BILL GROSS' IDEALAB!



                                   By       /s/  William Gross

                                           ------------------------------------
                                            Name:  William Gross
                                            Title: Chairman of the Board and
                                                   President



     Date:  February 14, 2000      /s/  William Gross
                                   --------------------------------------------

                                   Name:  William Gross

     Date:  February 14, 2000      IDEALAB! CAPITAL MANAGEMENT I, L.L.C.



                                   By       /s/  William S. Elkus
                                            -----------------------------------
                                            Name:    William S. Elkus
                                            Title:   Managing Member

     Date:  February 14, 2000      IDEALAB! CAPITAL PARTNERS I-A, L.P.



                                   By       /s/  William S. Elkus
                                                     --------------------------
                                            Name:    William S. Elkus
                                            Title:   Managing Member of idealab!
                                                     Capital
                                                     Management I, L.L.C., its
                                                     General Partner


                               Page 13 of 14 Pages


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     Date:  February 14, 2000      IDEALAB! CAPITAL PARTNERS 1-B, L.P.



                                   By       /s/  William S. Elkus
                                            -----------------------------------
                                            Name:    William S. Elkus
                                            Title:   Managing Member of idealab!
                                                     Capital
                                                     Management I, L.L.C., its
                                                     General Partner


                               Page 14 of 14 Pages